UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 3, 2013

TC Global, Inc.
(Exact Name of Registrant as Specified in its Charter)

Washington	001-33646	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3100 Airport Way South, Seattle, Washington 98134
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (206) 233-2070
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01    Entry into a Material Definitive Agreement
The disclosure set forth under Item 2.01 is incorporated herein by reference.

Item 1.02    Termination of Material Definitive Agreement
The Company's operating agreements, real estate leases, personal property leases, and other agreements have either been assigned to and assumed by Global Baristas LLC (“Global Baristas”) pursuant to to an Asset Purchase Agreement, dated January 3, 2013 (the “Purchase Agreement”), or rejected pursuant to orders of the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”).

Item 2.01    Completion of Acquisition or Disposition of Assets
On January 11, 2013, the Bankruptcy Court approved a sale of substantially all of the Company's assets to Global Baristas pursuant to the Purchase Agreement. The Purchase Agreement provided for the sale of substantially all of the Company's assets in consideration for a total purchase price of up to $9,150,000. The transaction closed on June 30, 2013.
The Purchase Agreement is filed hereto as Exhibit 2.1 and incorporated by reference into Items 1.01 and 2.01. The Company has discontinued operations and sold substantially all of its assets to Global Baristas.
The Company is preparing and intends to file a liquidating plan in Chapter 11 providing for the distribution of its remaining assets in accordance with the laws of bankruptcy as approved and ordered by the Bankruptcy Court.

Item 5.02    Departure of Directors or Certain Officers
Pursuant to the terms of the Purchase Agreement described above in Item 2.01, all employees, including Scott Pearson, the chief executive officer, and Catherine Campbell (“Campbell”), the chief financial and accounting officer of the Company, were terminated, and Mr. Pearson resigned as a director of the Company. Campbell continues to provide financial and administrative services pursuant to a consulting agreement with the Company in order to assist with the liquidation of the bankrupt estate and dissolution of the Company .
Item 7.01    Regulation FD Disclosure
The Company issued a letter on August 12, 2013, announcing the closing of the transaction with Global Baristas. A copy of that letter is attached hereto as Exhibit 99.1. The information set forth in attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities in that section.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits
2.1    Asset Purchase Agreement, dated January 3, 2013
99.1    Letter to Shareholders, dated August 12, 2013

2

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TC GLOBAL, INC.

Date: August 14, 2013	By:	/s/ Catherine M. Campbell
Catherine M. Campbell
Vice President and Former Chief Financial Officer

3